                                                       Registration No. 33-96788




       As filed with the Securities and Exchange Commission on May 2, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                  -------------


                           Amendment No. 2 to Form S-8
                             Registration Statement
                        Under the Securities Act of 1933


                                  -------------


                               CROWN VANTAGE INC.
              (exact name of registrant as specified in its charter)

            Virginia                                            54-1752384
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)

                               300 Lakeside Drive
                                   14th Floor
                           Oakland, California  94612
              (Address of Principal Executive Offices and Zip Code)

                                  _____________


                               CROWN VANTAGE INC.
                     STOCKPLUS EMPLOYEE STOCK OWNERSHIP PLAN
                            (Full title of the plan)


                                Ernest S. Leopold
                               Crown Vantage Inc.
                               300 Lakeside Drive
                                   14th Floor
                               Oakland, CA  94612
                                  510-874-3400
            (Name, address and telephone number of agent for service)

                                  _____________

                                EXPLANATORY NOTE

     This Amendment No. 2 to the Registration Statement on Form S-8, Registration No. 33-96788 is filed solely to add the signature of the Crown Vantage Inc. StockPlus Employee Stock Ownership Plan to the Registration Statement.













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

                                   SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, Crown Vantage Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Oakland, California on the 1st day of May, 1997.

                              CROWN VANTAGE INC.


                              By:  /s/ Ernest S. Leopold
                                 ------------------------------------------
                                        Ernest S. Leopold
                                        Chairman, President and
                                        Chief Executive Officer




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

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the date indicated below.

Signature                          Title                         Date
---------                          ------                        ----

  /s/ Ernest S. Leopold            Chairman, President and       May 1, 1997
--------------------------------   Chief Executive Officer
Ernest S. Leopold                  and Director
                                   (Principal Executive
                                   Officer)

  /s/ R. Neil Stuart               Senior Vice President,        May 1, 1997
--------------------------------   Chief Financial Officer
R. Neil Stuart                     (Principal Financial
                                   Officer)

  /s/ Michael J. Hunter            Vice President,               May 1, 1997
--------------------------------   Chief Accounting Officer
Michael J. Hunter                  (Principal Accounting
                                   Officer)

   *                               Director                      May 1, 1997
--------------------------------
William V. Daniel

   *                               Director                      May 1, 1997
--------------------------------
George B. James

   *                               Director                      May 1, 1997
--------------------------------
Joseph T. Piemont

   *                               Director                      May 1, 1997
--------------------------------
E. Lee Showalter

   *                               Director                      May 1, 1997
--------------------------------
William D. Walsh

   *                               Director                      May 1, 1997
--------------------------------
James S. Watkinson

   *                               Director                      May 1, 1997
--------------------------------
Donna L. Weaver


* By   /s/ Christopher M. McLain                                 May 1, 1997
--------------------------------
   Christopher M. McLain
   Senior Vice President
     Attorney-in-fact


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

     THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned duly authorized in the City of Oakland, State of California on May 1, 1997.

                              Crown Vantage Inc.
                              StockPlus Employee Stock Ownership Plan


                              By:  /s/ R. Neil Stuart
                                 ------------------------------------------
                                       R. Neil Stuart
                                       Member, Administrative Committee
                                       of the Crown Vantage Inc. StockPlus
                                       Employee Stock Ownership Plan






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